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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report                                                September 20, 2001
                                                              ------------------

                          ALADDIN GAMING HOLDINGS, LLC
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               (Exact name of Registrant as specified in charter)

                                     NEVADA
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                 (State of other jurisdiction of incorporation)

       333-49717                                          88-0379607
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(Commission File Number)                       (IRS Employee Identification No.)

3667 LAS VEGAS BOULEVARD SOUTH, LAS VEGAS, NEVADA                       89109
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code               (702) 785-5555
                                                                 ---------------


                              ALADDIN CAPITAL CORP.
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               (Exact name of Registrant as specified in charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)

      333-49717-01                                         88-0379606
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employee Identification No.)

3667 LAS VEGAS BOULEVARD SOUTH, LAS VEGAS, NEVADA                      89109
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code               (702) 785-5555
                                                                 ---------------


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ITEM 5.  OTHER EVENTS.

         In the Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources, in Item 2 of the Quarterly Report on Form 10-Q for the fiscal quarter of Aladdin Gaming Holdings, LLC ("Gaming Holdings") ended June 30, 2001, which Gaming Holdings filed on August 14, 2001, Gaming Holdings described the Eighth Amendment, proposed to be effective as of June 30, 2001, to the Credit Agreement dated as of February 6, 1998 (as amended, the "Bank Credit Facility") among Aladdin Gaming, LLC, a subsidiary of Gaming Holdings ("Gaming"), the lenders party thereto and The Bank of Nova Scotia, as administrative agent for the Lenders. On August 14, 2001, the Eighth Amendment had been executed by Gaming and requisite lenders under the Bank Credit Facility, but had not become effective in accordance with its terms.

         In its Quarterly Report for the quarter ended June 30, 2001, Gaming Holdings also described an amendment to the Keep-Well Agreement dated as of February 26, 1998 (as amended, the "Keep-Well Agreement") among Aladdin Holdings, LLC, Aladdin Bazaar Holdings, LLC, London Clubs International PLC and the Trust under Article Sixth u/w/o Sigmund Sommer (the "Sommer Trust") (together, the "Sponsors") in favor of the lenders under the Bank Credit Facility, which was executed and delivered by each of the Sponsors and the administrative agent on behalf of the lenders, but which had not yet become effective. The amendment to the Keep-Well Agreement would have reduced the Sponsors' joint and several obligations under the Keep-Well Agreement for Gaming Holdings fiscal quarters ending June 30, 2001, September 30, 2001, December 31, 2001 and March 31, 2002.

         The Eighth Amendment to the Bank Credit Facility has not become effective. Further, the Sponsors did not make the payment under the Keep-Well Agreement that was due on August 28, 2001. As a result, Gaming is in default under the fixed charge coverage ratio, leverage ratio, interest coverage ratio and minimum EBITDA covenants in the Bank Credit Agreement for the quarter ended June 30, 2001. Gaming also is in default under corresponding covenants in the FF&E Financing (as defined below). A default under the Bank Credit Facility also exists as a result of the Sponsors' failure to make a payment required under the Keep-Well Agreement.

         In addition, Gaming has defaulted in payment of approximately $4.3 million that was due on September 4, 2001 under the $80 million term loan and lease financing of its furniture, fixtures and equipment (including its gaming equipment) with General Electric Capital Corporation and General Motors Acceptance Corporation (the "FF&E Financing"). The lenders and lessors under the FF&E financing have given notice of default to the lenders under the Bank Credit Facility, and, pursuant to an intercreditor agreement between the lenders and lessors under the FF&E Financing and the lenders under the Bank Credit Facility, the lenders under the Bank Credit Facility have ten (10) business days to elect to cure such default. Gaming Holdings believes that 10-day period expires September 28, 2001. If the lenders under the Bank Credit Facility do not elect to cure the payment default on or before that date, the lenders and lessors under the FF&E Financing have a contractual right to terminate Gaming's right to use leased equipment



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and can exercise the rights of a secured creditor with request to Gaming's gaming and other equipment in which they have a lien.

         The Bank Credit Facility also provides that, while a default under the Bank Credit Facility exists, the lenders thereunder can accelerate the maturity of all of the loans and otherwise exercise the maturity of all of the loans and otherwise exercise default remedies.

         If the lenders under the Bank Credit Facility accelerate maturity of the loans or commence exercising default remedies (which may include initiation of foreclosure of a mortgage lien encumbering the Aladdin Hotel & Casino), or if the lenders and lessors exercise remedies under the FF&E Financing, Gaming likely would seek protection from its creditors under Chapter 11 of the United States Bankruptcy Code. Company authority for the filing of a voluntary petition under Chapter 11 would require the consent of the holders of 80% of the membership interests of Gaming Holdings.

         Gaming has curtailed certain of its business operations, in an attempt to conserve its existing cash resources and reduce its operating expenses. Gaming has curtailed food and beverage operations, temporarily closed the St. James Restaurant and substantially reduced staff in all operating and administrative departments. Gaming's cash on hand, together with cash projected to be generated from operating activities, is not sufficient to permit Gaming to continue to conduct business activities. Gaming may be required to cease operating unless additional cash is infused to the capital of the Company or Gaming. The lenders under the Bank Credit Facility have advised the Company that they will consider providing additional extensions of credit to Gaming to address its immediate working capital requirements, but only after the commencement of a bankruptcy case with respect to the Company and Gaming. There can be no assurance that the members of the Company will authorize the filing by the Company or Gaming of a voluntary petition to initiate a bankruptcy case, or that lenders will provide such financing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 20, 2001            ALADDIN GAMING HOLDINGS, LLC
                                            (Registrant)



                                      By:     /s/ THOMAS A. LETTERO
                                              -------------------------------
                                              Thomas A. Lettero
                                              Senior Vice President
                                              Chief Financial Officer



Dated:  September 20, 2001            ALADDIN CAPITAL CORP.
                                            (Registrant)



                                      By:     /s/ THOMAS A. LETTERO
                                              -------------------------------
                                              Thomas A. Lettero
                                              Senior Vice President
                                              Chief Financial Officer


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